                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Dated September 30, 2004.

                                          /s/ Richard H. Wills
                                          ---------------------
                                          Richard H. Wills

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Dated September 30, 2004.

                                          /s/ Colin L. Slade
                                          ---------------------
                                          Colin L. Slade

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Dated September 30, 2004.

                                          /s/ Pauline Lo Alker
                                          ---------------------
                                          Pauline Lo Alker

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated September 30, 2004.

                                                   /s/ A. Gary Ames
                                                   -----------------
                                                   A. Gary Ames

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated September 30, 2004.

                                             /s/ Gerry B. Cameron
                                             ---------------------
                                             Gerry B. Cameron

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated September 30, 2004.

                                                   /s/ David N. Campbell
                                                   ----------------------
                                                   David N. Campbell

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated September 30, 2004.

                                                   /s/ Frank C. Gill
                                                   ------------------
                                                   Frank C. Gill

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated September 30, 2004.

                                                   /s/ Merrill A. McPeak
                                                   ----------------------
                                                   Merrill A. McPeak

                                POWER OF ATTORNEY

 (S-8 Registration Statement for Inet Technologies, Inc. 1998 Stock Option/Stock
   Issuance Plan and Inet Technologies, Inc. 1995 Employee Stock Option Plan)

      The undersigned constitutes and appoints James Dalton, Colin L. Slade, Paul Montgomery and Monica Rodal, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Inet Technologies, Inc. 1998 Stock Option/Stock Issuance Plan and the Inet Technologies, Inc. 1995 Employee Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated September 30, 2004.

                                                   /s/ Cyril J. Yansouni
                                                   -----------------------
                                                   Cyril J. Yansouni